UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 23, 2006


                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)



New York                                1-7657                13-4922250
-----------------------------  ------------------------   -------------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation                                            Identification No.)
or organization)


  200 Vesey Street, World Financial Center
  New York, New York                                           10285
  -----------------------------------------                  ----------
  (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
---      (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
---      (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
---      Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
---      Exchange Act (17 CFR 240.13e-4(c))

                               EXPLANATORY NOTE

         Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Current Report on Form 8-K/A amends the information reported in Item 5.02 to the Current Report on Form 8-K dated January 23, 2006 (filed January 27, 2006) regarding the election of Peter Chernin to the Board of Directors of American Express Company (the "Company").


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On April 24, 2006, the Board of Directors of the Company appointed Mr. Chernin to serve on the Public Responsibility Committee of the Board.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERICAN EXPRESS COMPANY
                                           (REGISTRANT)

                                           By: /s/ Stephen P. Norman
                                               -------------------------------
                                          Name:  Stephen P. Norman
                                         Title:  Secretary

Date:   April 25, 2006